SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               October 14, 2003
               Date of Report (Date of earliest event reported)

                            AMERICAN BILTRITE INC.
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 1-4773


          Delaware                                       04-1701350
  (State or other jurisdiction                          (IRS Employer
      of incorporation)                               Identification No.)



                                57 River Street
                   Wellesley Hills, Massachusetts 02481-2097
                    (Address of principal executive office)
      Registrant's telephone number, including area code: (781) 237-6655


                                Not Applicable
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On October 14, 2003, American Biltrite Inc. (the "Company") and its majority-owned subsidiary K&M Associates L.P. ("K&M") entered into a new credit agreement (the "New Credit Agreement") with Fleet National Bank and Citizens Bank of Massachusetts (collectively, the "Lenders"). The New Credit Agreement replaces the preexisting credit agreement the Company and K&M had with the Lenders (the "Prior Credit Agreement"). In connection with the New Credit Agreement, the Company and certain of its domestic subsidiaries granted the Lenders a security interest in most of the Company's and its domestic subsidiaries' assets. The security interest granted to the Lenders does not include the shares of capital stock of the Company's majority-owned subsidiary Congoleum Corporation or the assets of Congoleum Corporation. Under the New Credit Agreement, the Company and K&M are subject to various financial and other covenants. The amount of borrowings that may be outstanding at any time under the New Credit Agreement may not exceed $25 million, and this borrowing cap may be subject to reduction from time to time if the borrowing base under the Note Purchase Agreement is less than $25 million. Interest is payable on amounts borrowed under the New Credit Agreement at rates which generally vary between a LIBOR based rate plus 1.0% to a LIBOR based rate plus 2.5% depending on the Company's leverage ratio, as determined under the New Credit Agreement. Certain domestic subsidiaries of the Company have agreed to guaranty the Company's obligations under the New Credit Agreement. The New Credit Agreement expires on March 1, 2004.

On October 14, 2003, the Company and The Prudential Insurance Company of America ("Prudential") entered into an amendment to the Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of August 28, 2001, among the Company and Prudential (as previously amended, the "Note Purchase Agreement"). The amendment revised certain financial covenants under the Note Purchase Agreement to afford the Company with greater flexibility to comply with those covenants and requires the Company to comply with additional covenants consistent with those included in secured facilities. In connection with the amendment, the Company and certain of its domestic subsidiaries granted Prudential a security interest in most of the Company's and its domestic subsidiaries' assets. The security interest granted to Prudential does not include the shares of capital stock of the Company's majority-owned subsidiary Congoleum Corporation or the assets of Congoleum Corporation. Certain domestic subsidiaries of the Company have agreed to guaranty the Company's obligations under the amended Note Purchase Agreement.

The security interests granted to Prudential pursuant to the amendment and to the Lenders pursuant to the New Credit Agreement are on parity with each other, and with regard to the collateral subject to the granted security interests, Fleet National Bank is acting as collateral agent for itself, Citizens Bank of Massachusetts and any other Lenders that may from time to time be parties to the New Credit Agreement, and Prudential and any other persons or entities that may from time to time hold notes issued by the Company pursuant to the Note Purchase Agreement. The Lenders and Prudential are parties to an intercreditor agreement which governs certain matters regarding their rights with respect to the collateral that is subject to the security interests granted to them by the Company and certain of its domestic subsidiaries.

Under the Note Purchase Agreement, the Company previously issued notes in an aggregate principal amount of $20 million (the "Series A Notes"). The Series A Notes generally bear interest at a rate of 7.91% per annum, and the Company is obligated to pay Prudential an additional fee on each interest payment date if the Company's and certain of its subsidiaries' ratio of debt to EBITDA, as defined under the amended Note Purchase Agreement, exceeds certain levels. The amount of those fees that may be payable by the Company varies depending on the extent the Company's and certain of its subsidiaries' debt exceeds EBITDA and is capped at 2% of the outstanding principal amount of the Series A Notes. Principal on the Senior Notes is repayable in five annual installments of $4.0 million beginning on August 28, 2006. In addition, the amended Note Purchase Agreement provides for possible issuances of additional notes by the Company for up to an aggregate principal amount of $15 million, which additional notes will mature not later than 10 years after the date of issuance and will bear interest at rates to be determined on or about the time of issuance.

The New Credit Agreement, the Note Purchase Agreement, the amendments to the Note Purchase Agreement and certain agreements relating to the New Credit Agreement and the latest amendment to the Note Purchase Agreement are filed as exhibits hereto.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit
     Number       Exhibits
     ------       --------

     4.1 Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of August 28, 2001, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.2 Amendment No. 1 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of December 31, 2002, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.3 Amendment No. 2 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of March 31, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.4          Amendment No. 3 to Note Purchase and Private Shelf



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                  Agreement and Facility Guarantee, dated as of June 30, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.5 Amendment No. 4 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.6 Security Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the subsidiaries of American Biltrite Inc. from time to time party thereto

     4.7 Intercreditor and Collateral Agency Agreement, dated as of October 14, 2003, by and among Fleet National Bank, Citizens Bank of Massachusetts, The Prudential Insurance Company of America and the other banks from time to time party thereto and the Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by American Biltrite Inc., K&M Associates L.P. and the other American Biltrite Inc. guarantor subsidiaries

     4.8 Guarantor Joinder Agreement, dated as of October 14, 2003, made by ABTRE, Inc., AIMPAR, Inc., American Biltrite Intellectual Properties, Inc., Ideal Tape Co., Inc., Majestic Jewelry, Inc., Ocean State Jewelry, Inc. and 425 Dexter Associates, L.P. in favor of The Prudential Insurance Company of America

     10.1 Credit Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the other lenders party thereto

     10.2 Security Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the subsidiaries of American Biltrite Inc. from time to time party thereto (1)

     10.3 Intercreditor and Collateral Agency Agreement, dated as of October 14, 2003, by and among Fleet National Bank, Citizens Bank of Massachusetts, The Prudential Insurance Company of America and the other banks from time to time party thereto and the Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by American Biltrite Inc., K&M Associates L.P. and the other American

                  Biltrite Inc. guarantor subsidiaries (2)

     10.4 Guarantee Agreement dated as of October 14, 2003, among ABTRE, Inc., AIMPAR, Inc., American Biltrite Intellectual Properties, Inc., Ideal Tape Co., Inc., Majestic Jewelry, Inc., Ocean State Jewelry, Inc., 425 Dexter Associates, L.P. and Fleet National Bank

___________________________

 (1)    Incorporated by reference to Exhibit 4.6 to this Current
        Report on Form 8-K

 (2)    Incorporated by reference to Exhibit 4.7 to this Current
        Report on Form 8-K




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN BILTRITE INC.


Date:  October 16, 2003                    By /s/ Howard N. Feist III
                                              --------------------------------
                                              Howard N. Feist III
                                              Chief Financial Officer


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                                                   EXHIBIT INDEX
    Exhibit
     Number       Exhibits
     ------       --------

     4.1 Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of August 28, 2001, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.2 Amendment No. 1 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of December 31, 2002, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.3 Amendment No. 2 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of March 31, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.4 Amendment No. 3 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of June 30, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.5 Amendment No. 4 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

     4.6 Security Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the subsidiaries of American Biltrite Inc. from time to time party thereto

     4.7 Intercreditor and Collateral Agency Agreement, dated as of October 14, 2003, by and among Fleet National Bank, Citizens Bank of Massachusetts, The Prudential Insurance Company of America and the other banks from time to time party thereto and the Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by American Biltrite Inc., K&M Associates L.P. and the other American Biltrite Inc. guarantor subsidiaries

     4.8 Guarantor Joinder Agreement, dated as of October 14, 2003, made by ABTRE, Inc., AIMPAR, Inc., American Biltrite

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                  Intellectual Properties, Inc., Ideal Tape Co., Inc., Majestic
                  Jewelry, Inc., Ocean State Jewelry, Inc. and 425 Dexter Associates, L.P. in favor of The Prudential Insurance Company of America

     10.1 Credit Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the other lenders party thereto

     10.2 Security Agreement, dated as of October 14, 2003, among American Biltrite Inc., K&M Associates L.P., Fleet National Bank and the subsidiaries of American Biltrite Inc. from time to time party thereto (1)

     10.3 Intercreditor and Collateral Agency Agreement, dated as of October 14, 2003, by and among Fleet National Bank, Citizens Bank of Massachusetts, The Prudential Insurance Company of America and the other banks from time to time party thereto and the Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by American Biltrite Inc., K&M Associates L.P. and the other American Biltrite Inc. guarantor subsidiaries (2)

     10.4 Guarantee Agreement dated as of October 14, 2003, among ABTRE, Inc., AIMPAR, Inc., American Biltrite Intellectual Properties, Inc., Ideal Tape Co., Inc., Majestic Jewelry, Inc., Ocean State Jewelry, Inc., 425 Dexter Associates, L.P. and Fleet National Bank

___________________________

 (1)    Incorporated by reference to Exhibit 4.6 to this Current
        Report on Form 8-K

 (2)    Incorporated by reference to Exhibit 4.7 to this Current
        Report on Form 8-K